Exhibit 32.1
                                                                    ------------


  CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, Edward James, Interim Chief Executive Officer and Chief Financial Officer of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-QSB for the six months ended June 30, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Edward James
                                           ------------------------------------
                                           Edward James
                                           Interim Chief Executive Officer and
                                           Chief Financial Officer
                                           November 14, 2003